Exhibit 10.2

SUBSCRIPTION AGREEMENT
FOR
SERIES A CONTINGENT CONVERTIBLE PREFERRED STOCK

This SUBSCRIPTION AGREEMENT FOR SERIES A CONTINGENT CONVERTIBLE PREFERRED STOCK, dated as of September 11, 2017 (this “Agreement”), is entered into by and between Comarco, Inc., a California corporation (the “Company”), and Elkhorn Partners Limited Partnership (the “Subscriber”). The parties to this Agreement, intending to be legally bound hereby, agree as follows:

1.           Subscription. Subscriber hereby irrevocably subscribes for and agrees to purchase 2,000,000 shares of the Company’s Series A Contingent Convertible Preferred Stock (the “Series A Preferred Stock”), at a purchase price of $0.10 per share. The Series A Preferred Stock have the rights, preferences, privileges and restrictions provided for in the Company’s Amended and Restated Certificate of Determination of Preferences of Series A Contingent Convertible Preferred Stock (the “Certificate of Determination”). In addition, pursuant to and in accordance with the terms of Section 2 below, Subscriber is entitled to the issuance by the Company of a Warrant (as defined below) to purchase shares of the Company’s common stock. The shares of Series A Preferred Stock subscribed for by Subscriber, the shares of common stock of the Company issuable upon conversion of such Series A Preferred Stock, the Warrant and the common stock of the Company issuable upon exercise of the Warrant are collectively referred to herein as the “Securities”. Notwithstanding the foregoing, Subscriber’s subscription to purchase Series A Preferred Stock pursuant to this Agreement is subject to and contingent upon Broadwood Partners, L.P. purchasing 5,000,000 shares of Series A Preferred Stock at a purchase price of $0.10 per share.

2.           Warrant. Upon the earlier of (a) a Triggering Event (as defined in the Certificate of Determination) or (b) immediately prior to the liquidation, dissolution or winding up of the Company, the Company shall, for no additional consideration, issue to each holder of Series A Preferred Stock a warrant to purchase shares of the Company’s common stock in the form attached to this Agreement as Exhibit A (each, a “Warrant”), with such Warrant exercisable for such number of shares of common stock (rounded up to the nearest whole share) as is calculated as (x) the number of shares of Series A Preferred Stock held by the holder thereof, multiplied by 3.6053.

3.            Representations and Warranties of Subscriber. By executing this Agreement, Subscriber represents and warrants to the Company as follows:

(a)       Requisite Power and Authority. Subscriber has all necessary legal capacity under all applicable provisions of law to execute and deliver this Agreement. Upon its execution and delivery, this Agreement will be valid and binding obligations of Subscriber, enforceable in accordance with its terms.

(b)       Investment Representations. Subscriber understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered or qualified under the securities laws of any state in that the Securities are being offered and sold to Subscriber pursuant to an exemption from such requirements based, in part, upon Subscriber’s representations contained in this Agreement.

(c)       Subscriber Bears Economic Risk. Subscriber has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Subscriber must bear the economic risk of this investment indefinitely unless the applicable Securities are registered pursuant to the Securities Act and applicable state securities laws or an exemption from registration is available. Subscriber acknowledges that it is able to bear the economic risk of losing Subscriber’s entire investment in the Securities. Subscriber understands that the Company has no present intention of registering the Securities under the Securities Act or any state securities laws. Subscriber also understands that there is no assurance that any exemption from registration under the Securities Act or any state securities laws will be available and that, even if available, such exemption may not allow Subscriber to transfer all or any portion of the Securities under the circumstances, in the amounts or at the times Subscriber might propose. Subscriber also understands that an investment in the Company involves significant risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of the Securities.

(d)     Acquisition for Own Account. Subscriber is acquiring the Series A Preferred Stock for Subscriber’s own account for investment only and not with a view towards their distribution.

(e)     Subscriber Can Protect Its Interest. Subscriber represents that by reason of his business or financial experience, Subscriber has the capacity to protect his own interests in connection with the transactions contemplated in this Agreement and other agreements required hereunder.

(f)      Accredited Investor. Subscriber represents that it is an “accredited investor” within the meaning of Regulation D under the Securities Act.

(g)     Company Information. Subscriber has had an opportunity to discuss the Company’s business, management and financial affairs with officers and management of the Company and has had the opportunity to review the Company’s operations. Subscriber has also had the opportunity to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this investment. Subscriber acknowledges that except as set forth herein, no representations or warranties have been made to Subscriber, or to Subscriber’s advisors or representatives, by or on behalf of the Company, its affiliates or any other person with respect to the business or prospects of the Company or its financial condition.

(h)     Domicile. Subscriber maintains Subscriber’s domicile (and is not a transient or temporary resident) at the address shown on the signature page to this Agreement.

(i)      No Brokerage Fees. There are no claims for brokerage commission, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or related documents based on any arrangement or agreement binding upon Subscriber.

(j)      Tax Consequences. Subscriber acknowledges that the Company is subject to complex federal, state, local and foreign tax regimes. Subscriber hereby represents that he has reviewed with his own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated herein and of being a holder of the Securities. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its affiliates or agents. Subscriber understands that it (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of an investment in the Securities or the transactions contemplated herein.

4.           Risk Factors. AN INVESTMENT IN THE COMPANY INVOLVES A HIGH DEGREE OF RISK. SUBSCRIBER HAS CAREFULLY REVIEWED THE RISK FACTORS DISCLOSED IN THE COMPANY’S FILING WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION PRIOR TO MAKING A DECISION TO INVEST IN THE SECURITIES.

5.           Indemnification. Subscriber acknowledges and understands the meaning of the representations and warranties made by it in this Agreement and hereby agrees to indemnify and hold harmless the Company and its affiliates and agents from and against any and all loss, costs, expenses, damages and liabilities (including, without limitation, court costs and reasonable attorneys’ fees) arising out of or due to a breach by Subscriber of any such representations. All representations shall survive the delivery of this Agreement and the purchase by Subscriber of the Securities.

6.            Amendment and Waiver. The provisions of this Agreement may be amended or waived only with the prior written consent of the Company and Subscriber.

7.            Participation Rights. The Subscriber shall have the right to participate in any financing at a level equal to the percentage ownership of the Company’s common stock held by the Subscriber. For the purposes of this section, the percentage of the Company’s common stock held by the Subscriber shall include common stock held plus the shares of common stock issuable pursuant to each share of Series A Preferred Stock held by the Subscriber.

8.            Legal Fees. The Company agrees to pay reasonable legal fees incurred by the Subscriber in conjunction with this Agreement, up to a limit of $2,000.

9.            Applicable Law. The validity, construction, interpretation and effect of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

EACH OF SUBSCRIBER AND THE COMPANY CONSENTS TO THE EXCLUSIVE VENUE AND JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE COUNTY OF ORANGE, STATE OF CALIFORNIA, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.

10.            Notices. Notice, requests, demands and other communications relating to this Agreement and the transactions contemplated herein shall be in writing and shall be deemed to have been duly given if and when (a) delivered personally, on the date of such delivery; (b) mailed by registered or certified mail, postage prepaid, return receipt requested, on the fifth business day after the posting thereof; (c) delivered by overnight courier, on the first business day following deposit with the overnight courier, or (d) delivered by electronic mail, on the date of such delivery during business hours on a business day (or otherwise on the opening of business on the first business day thereafter) to the address of the respective parties as follows:

If to the Company, to: Comarco, Inc. 28202 Cabot Road, Suite 300 Laguna Niguel, California 92677 Attn: President E-mail: tlanni@comarco.com

If to Subscriber, to Subscriber’s address as shown on the signature page hereto.

or to such other address as may be specified by written notice from time to time by the party entitled to receive such notice.

11.          Counterparts. This Agreement may be executed in any number of counterparts (including facsimile counterparts), each of which will be deemed an original, but all of which together will constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

SUBSCRIBER: ELKHORN PARTNERS LIMITED PARTNERSHIP

By: /s/ Alan S. Parsow Name: Alan S. Parsow Title: Sole Managing Partner

Address: 2222 Skyline Drive Elkhorn, NE 68022-1745 Attn: Alan S. Parsow E-mail: ***@**************.com

[Signature Page to Subscription Agreement]

COMPANY: COMARCO, INC.

By: /s/ Thomas W. Lanni Name: Thomas W. Lanni Title: President

[Signature Page to Subscription Agreement]

EXHIBIT A

Form of Warrant

[attached hereto]